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                                                                    EXHIBIT 4.10


                           COMPANY SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT (this "AGREEMENT") is dated as of February 25, 1998, and is entered into by and between AMERICAN RESTAURANT GROUP, INC., a Delaware corporation (the "GRANTOR"), and U.S. TRUST COMPANY OF CALIFORNIA, N.A. ("U.S. TRUST"), as collateral agent for and representative of (in such capacity herein called the "COLLATERAL AGENT") the Secured Parties (as hereinafter defined).

                                 R E C I T A L S

                  WHEREAS, pursuant to that certain Indenture dated as of February 25, 1998 (as supplemented and otherwise amended from time to time, the "Senior Note Indenture"), by and among the Grantor, the Guarantors (defined therein), and U.S. Trust, as Trustee thereunder (in such capacity, the "Indenture Trustee"), the Grantor will issue 11.50% Series A senior secured notes (and, in connection with the Exchange Offer as defined in the Senior Note Indenture, the Series B senior secured notes) due on or before 2003 in an aggregate principal amount of up to $155,000,000 (collectively, the "Senior Notes") to the holders thereof (the "Senior Note Holders");

                  WHEREAS, the Grantor, each of the Grantor's subsidiaries, the lenders listed on the signature pages thereof (the "Lenders") and Bank Boston, N.A., as agent thereunder (the "Agent"), have entered into that certain Credit Agreement (as defined in the Intercreditor Agreement referred to below and together with any loan documents referred to therein, the "New Credit Facility");

                  WHEREAS, pursuant to a guaranty included in the Senior Note Indenture, the Guarantors have guaranteed the obligations of the Grantor under the Senior Notes, the Senior Note Indenture and the other documents to which the Grantor is a party;

                  WHEREAS, the Collateral Agent, the Indenture Trustee and the Agent have entered into that certain Intercreditor Agreement, dated as of the date hereof (the "Intercreditor Agreement"), providing for, among other things, the appointment of the Collateral Agent to administer and enforce the Collateral Documents and Collateral as provided therein;

                  WHEREAS, it is a condition precedent to the Senior Note Indenture and the New Credit Facility that the Grantor shall have entered into this Agreement and granted the security interests provided herein;

                  WHEREAS, the Grantor wishes to grant a security interest in favor of the Collateral Agent for the benefit of the Indenture Trustee, the Senior Note Holders, the
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Agent and the Lenders and the persons who may in the future become secured parties in accordance with the terms of the Intercreditor Agreement (all such beneficially interested parties being herein referred to as the "SECURED PARTIES"); and

                  WHEREAS, the rights and obligations of each of the Secured Parties are further governed by and subject to the Intercreditor Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce the Senior Note Holders to purchase the Senior Notes and to induce the Lenders to make loans and other extensions of credit under the New Credit Facility, the Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

                  SECTION 1. GRANT OF SECURITY. The Grantor, in order to secure the Secured Obligations (as defined in Section 2), hereby assigns and pledges to the Collateral Agent for its benefit and for the ratable benefit of the Secured Parties and hereby grants to the Collateral Agent for its benefit and for the ratable benefit of the Secured Parties a first-priority security interest in all of the Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

                  (a) All items of "equipment" and "fixtures" (as such terms are defined in Sections 9-109(2) and 9-313 of the Uniform Commercial Code of the State of New York (the "Code"), respectively) and including all equipment, machinery, furnishings, fixtures, tools, supplies, automotive equipment, motor vehicles and other equipment of any kind and nature, together with all replacements, substitutions, attachments, parts (including spare parts), modifications, additions, improvements, upgrades and accessions of, to or upon such items of equipment or fixtures (together referred to herein as the "EQUIPMENT");

                  (b) All inventory in all of its forms, wherever located now or hereafter existing as such term is defined in Section 9-109(4) of the Code, including, but not limited to, (i) all goods held by the Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in the Grantor's business,
         (iii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind, (iv) goods which are returned to or repossessed by the Grantor and (v) all additions and accessions thereto and replacements thereof (all such inventory, accessions and products being the "INVENTORY");


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                  (c) All accounts (as such term is defined in Section 9-106 of the Code), contract rights, chattel paper (as such term is defined in
         Section 9-105(b) of the Code), investment property (as such term is defined in Section 9-115 of the Code) instruments (as such term is defined in Section 9-105(1)(i) of the Code), guaranties, letters of credit, documents (as such term is defined in Section 9- 105(f) of the Code), drafts, acceptances, tax refunds, insurance claims, rights to performance, judgments, security agreements, leases, other obligations or receivables and general intangibles (as such term is defined in Section 9-106 of the Code) of every nature, including without limitation, all rights and claims to the payment or receipt of money or other forms of consideration of any kind included in this clause (c) (any and all such rights and claims to the payment or receipt of money or other forms of consideration being the "PAYMENT RIGHTS," and any and all such leases, security agreements and other contracts being the "RELATED CONTRACTS");

                  (d) All United States and foreign trademarks, trademark rights, service marks, certification marks, collective marks, service mark rights, trade names, trade name rights, designs, logos, indicia, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers, registrations and applications pertaining thereto, renewals and extensions thereof, whether now owned or hereafter acquired or issued, all common law and other rights in and to the foregoing and the accompanying goodwill and other like business property rights and the right (but not the obligation) to register claim under trademark and to renew and extend such trademarks, and the right (but not the obligation) to sue in the name of the Grantor for past, present or future infringement of trademark and all proceeds of the foregoing, including, without limitation, license royalties, income, payments, claims, damages, and proceeds of suit ("TRADEMARK PROPERTY");

                  (e) All United States and foreign common law and/or statutory copyrights, rights and interests of every kind and nature in copyrights and works protectable by copyright, whether now owned or hereafter created or acquired and renewals and extensions of copyrights, and the right (but not the obligation) to make publication thereof for copyright purposes, to register claim upon copyright and the right (but not the obligation) to renew and extend such copyrights, and the right (but not the obligation) to sue in the name of the Grantor for past, present and future infringements of copyright, and all proceeds of the foregoing, including without limitation, royalties, income, payments, claims, damages, and proceeds of suit ("COPYRIGHT PROPERTY");

                  (f) All United States and foreign patents and patent applications now owned or hereafter acquired from time to time, and licenses and rights in, and the right (but not the obligation) to sue in the name of the Grantor or in the name of


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         the Collateral Agent for, all past, present and future infringements of any such properties, and all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, and all proceeds of the foregoing including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past infringements of any of the foregoing ("PATENT PROPERTY");

                  (g) All cash, money, currency and all deposit accounts listed on Schedule I hereto, including demand, time, savings, passbooks or similar accounts maintained with the Senior Note Holders, the Lenders or other banks, savings and loan associations or similar entities (the "PLEDGED DEPOSITS");

                  (h) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Grantor or in which it has an interest) that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

                  (i) all shares of capital stock of any Subsidiary, and all options or rights to acquire any such shares or interests, in each case now or hereafter owned by the Grantor, all distributions on such capital stock (as constituted immediately prior to such distribution) constituting securities (whether debt or equity securities or otherwise), and all other or additional stock, notes, securities or property paid or distributed in respect of capital stock (as constituted immediately prior to such payment or distribution) (A) by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement or (B) by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation, bankruptcy or similar corporate reorganization or other disposition of capital stock;

                  (j) all dividends, distributions, payments of interest and principal and other amounts (whether consisting of securities, personalty or other property) from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any capital stock;

                  (k) the account (which may be a securities account) established and maintained by U.S. Trust and its successors and assigns, entitled "American Restaurant Group Collateral Account, U.S. Trust Company of California, N.A., as collateral agent, secured party", and any successor account and all funds, securities and other property or other items from time to time credited to such account and all interest, income and distributions thereon (the "COLLATERAL ACCOUNT");


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                  (l) all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of the account debtor, including without limitation all such rights constituting or evidenced by any account, chattel paper or instrument, together with (a) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral, (b) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller's rights, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing and (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith (the "RECEIVABLES");

                  (m) all original copies of all documents, instruments or other writings evidencing the Receivables, all books, correspondence, credit or other files, records, ledge sheets or cards, invoices, and other papers relating to Receivables, including without limitation all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Grantor or any computer bureau or agent from time to time acting for the Grantor or otherwise and all credit information, reports and memoranda relating thereto (the "RECEIVABLES RECORDS");

                  (n) all interest rate or currency protection or hedging arrangements, including without limitation, caps, collars, floors, forwards and any other similar or dissimilar interest rate or currency exchange agreements or other interest rate or currency hedging arrangements;

                  (o) all insurance policies;

                  (p) all motor vehicles, tractors, trailers and other like property, if title thereto is governed by a certificate of title ownership; and

                  (q) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent or any other Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.


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            SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a)) of all obligations of every nature of the Grantor under (a) the Senior Note Indenture and the Senior Notes, (b) the New Credit Facility, and (c) any instrument governing other indebtedness of the Grantor which is then secured by the Collateral in accordance with the terms of the Intercreditor Agreement, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Grantor, would accrue on such obligations), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Collateral Agent as a preference, fraudulent transfer or otherwise (all such obligations being the "UNDERLYING DEBT"), and all obligations of every nature of the Grantor now or hereafter existing under this Agreement (all such obligations of the Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

            SECTION 3. THE GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 4. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

            (a) Location of Equipment and Inventory; Office Locations; Fictitious Names. As of the Closing Date, all of the Equipment and Inventory (other than Equipment and Inventory which, either singly or in the aggregate, is not material) is located at the places specified on
      Schedule I hereto. As of the Closing Date, the chief place of business and the chief executive office of the Grantor is located at 450 Newport Center Drive, 6th Floor, Newport Beach, California 92660. As of


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      the Closing Date, the offices where the Grantor keeps its material records regarding the Payment Rights and all originals of all chattel paper that evidence Payment Rights are set forth on Schedule II hereto. As of the Closing Date, the Grantor does not do business under any trade name or fictitious business name except as set forth on Schedule II hereto and does not have any UCC-1 financing statements filed against it under any trade name or fictitious business name.

            (b) Delivery of Certain Collateral. All chattel paper, notes and other instruments (excluding checks) comprising any or all of the items of Collateral have been delivered to the Collateral Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

            (c) Payment Rights Valid. Each material Payment Right constitutes the legally valid and binding obligation of the party obligated to pay the same (the "ACCOUNT GRANTOR") except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general principles of equity relating to enforceability. To the knowledge of the Grantor, no Account Grantor has any material defense, set off, claim or counterclaim against the Grantor which can be asserted against the Collateral Agent whether in a proceeding to enforce the Collateral Agent's rights in the Collateral or otherwise. Each such material Payment Right complies in all material respects with the provisions of all applicable laws and regulations, whether federal, state or local, applicable thereto (including, without limitation, any usury law, the Federal Truth and Lending Act and Regulation C of the Federal Reserve System). None of the Payment Rights is evidenced by a promissory note or other instrument, other than a check, that has not been delivered to the Collateral Agent.

            (d) Ownership of Collateral. Except for the security interest created by this Agreement and Liens permitted by each of the agreements governing the Underlying Debt secured hereby from time to time in effect, including without limitation the Senior Note Indenture and the New Credit Facility (collectively, "PERMITTED LIENS"), the Grantor owns the Collateral free and clear of any Lien. Except as may have been filed in favor of the Collateral Agent relating to this Agreement or in connection with Permitted Liens, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

            (e) Perfection. Subject only to Permitted Liens, in the case of existing Collateral, this Agreement creates, and in the case of after acquired Collateral, at the time the Grantor first has rights in such after acquired Collateral, this Agreement will create, in each case upon the making of the filings described in clause (f) below or the taking of possession by Collateral Agent with respect to


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      security interests in Collateral which can only be perfected by taking possession of such Collateral, for all Collateral other than the Pledged Deposits and, upon the Collateral Agent's giving proper notice pursuant to the Agency Account Agreement, dated the date hereof, among the Collateral Agent, the Agent, Wells Fargo Bank, N.A., the Grantor, and certain subsidiaries of the Grantor (the "Agency Account Agreement") or in the form of Exhibit A hereto to Wells Fargo Bank, National Association with respect to account no. 4001-197235 (the "Collection Account") and the holders of the other accounts listed on Schedule I hereto, for the Pledged Deposits held in the Collection Account and the accounts listed on
      Schedule I hereto, a valid, perfected, first priority security interest, in each case securing the payment and performance of the Secured Obligations. Upon making the filings described in clause (f) below or the taking of possession by Collateral Agent with respect to security interests in Collateral which can only be perfected by taking possession of such Collateral, in each case for all Collateral other than the Pledged Deposits, and upon the Collateral Agent's giving proper notice to the holders of the Pledged Deposits held in the Collection Account and the accounts listed on Schedule I hereto, for the Pledged Deposits held in the Collection Account and the accounts listed on Schedule I hereto, all filings and other actions necessary or desirable to protect and to perfect the security interests referenced above shall have been duly taken; provided that the security interest granted hereunder in the Trademark Property, Copyright Property and Patent Property shall only be perfected to the extent such interests can be perfected by filing Uniform Commercial Code financing statements in the jurisdictions set forth on Schedule III annexed hereto and the filing of the Trademark Collateral Agreement in the United States Patent and Trademark Office and, in the case of Copyright Property, the filing of appropriate documentation in the United States Copyright Office and in the case of Patent Property, the filing of appropriate documentation in the United States Patent and Trademark Office. As of the Closing Date, the Grantor has no interest in any Copyright Property or Patent Property.

            (f) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of (except as otherwise specified in paragraph (e) of this Section 4), or the exercise by, the Collateral Agent of its rights and remedies hereunder, except for the filing of a Uniform Commercial Code financing statement with the appropriate authorities in the jurisdictions listed on Schedule III hereto, and in the case of Trademark Property the filing of the Trademark Collateral Agreement in the United States Patent and Trademark Office and, in the case of Copyright Property, the filing of appropriate documentation in the United States Copyright Office and in the case of Patent


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      Property, the filing of appropriate documentation in the United States
      Patent and Trademark Office.

            (g) Other Information. All information heretofore, herein or hereafter supplied to the Collateral Agent by, or on behalf of, the Grantor with respect to the Collateral (in each case, as such information has been amended, supplemented or updated as of the date this representation is deemed made) is accurate and complete in all material respects.

            (h) Receivables. Each Receivable (i) is and will be the genuine, legal, valid and binding obligation of the account debtor in respect thereof, representing an unsatisfied obligation of such account debtor,
      (ii) is and will be enforceable in accordance with its terms, (iii) is and will be in full force and effect and is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except (x) with respect to refunds, returns and allowances in the ordinary course of business and (y) to the extent that such Receivable may not yet have been earned by performance) and (iv) is and will be in compliance with all applicable laws, whether federal, state, local or foreign. The representations and warranties contained in this Section 4(h) shall be deemed to be repeated by the Grantor as of the time when each Receivable arises.

            SECTION 5. FURTHER ASSURANCES.

            (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will: (i) at the reasonable request of the Collateral Agent, mark conspicuously each chattel paper included in the material Payment Rights and each material Related Contract and each of its material records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such items are subject to the security interest granted hereby; (ii) if any Payment Right shall be evidenced by a promissory note or other instrument (excluding checks), deliver and pledge to the Collateral Agent hereunder for the benefit of the Secured Parties such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) at the request of the Collateral Agent, deliver and pledge to the Collateral Agent all promissory notes and other instruments (including checks if an Event of Default shall have occurred and be continuing) and all original counterparts of chattel


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      paper constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iv) upon the reasonable request of the Collateral Agent, execute and file with the registrar of motor vehicles or other appropriate authority of any jurisdiction under the law of which indication of a security interest on a certificate of title is required as a condition of perfection an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title and will deliver to the Collateral Agent copies of all such applications or other documents filed and copies of all such certificates of title issued indicating the security interest created hereunder in such Collateral; (v) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby,
      (vi) at any reasonable time and upon reasonable notice, upon demand by the Collateral Agent exhibit the Collateral to and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent and (vii) at the Collateral Agent's reasonable request, appear in and defend any action or proceeding that may affect the Grantor's title to or the Collateral Agent's security interest in the Collateral.

            (b) The Grantor agrees that, with respect to the Pledged Deposits, the Grantor shall (i) provide the Collateral Agent with notice within thirty days after establishing any deposit accounts after the date hereof and (ii) maintain all Pledged Deposits with banks or other financial institutions located within the State of California or in a jurisdiction where all action required by Section 5(a) hereof to perfect the security interest of Collateral Agent in the Pledged Deposits shall have been taken to the extent possible under the applicable law of such jurisdiction.

            (c) The Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or a financing statement signed by the Grantor shall be sufficient as a financing statement where permitted by law.

            (d) The Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.


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            SECTION 6. COVENANTS OF THE GRANTOR. The Grantor shall:

            (a) Not use or permit any Collateral to be used in violation of any provision of this Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral (unless such violation together with all previous other violations does not and could not reasonably be expected to have a material adverse effect on the value or use of any material portion of the Collateral);

            (b) Notify the Collateral Agent of any change in the Grantor's name, trade names, fictitious business names, identity or corporate structure at least thirty days prior to such change; and

            (c) Give the Collateral Agent thirty days' prior written notice of any change in the location of the Grantor's (i) chief place of business,
      (ii) chief executive office and (iii) offices where the Grantor's material records regarding Payment Rights and the originals of all chattel paper that evidence Payment Rights are kept.

            SECTION 7. SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY. The Grantor shall:

            (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business and other than such Equipment and Inventory which either singly or in the aggregate is not material) at the places therefor specified on Schedule I hereto or at such other places in jurisdictions where all action has been taken that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Equipment and Inventory;

            (b) Keep records of the Inventory which are correct and accurate in all material respects, itemizing and describing the kind, type and quantity of Inventory and the Grantor's cost therefor all in accordance with the past practices of the Grantor; and

            (c) If any Inventory is in possession or control of any of the Grantor's agents or processors, then upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Agent, instruct such agent or processor to hold all such Inventory for the account of the Collateral Agent and subject to the instructions of the Collateral Agent.


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            SECTION 8. INSURANCE.

            (a) Unless otherwise agreed in writing by Collateral Agent, each insurance policy covering the Collateral shall (i) name the Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain an agreement by the insurer that, to the extent provided in the Collateral Documents, any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) have attached thereto a lender's loss payable endorsement or its equivalent, or a loss payable clause acceptable to the Collateral Agent, for the benefit of the Secured Parties, (iv) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (v) provide that at least thirty days' prior written notice of cancellation or lapse, material amendment, or material reduction in scope or limits of coverage shall be given to the Collateral Agent by the insurer. The Grantor shall, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request (but, unless an Event of Default shall have occurred and be continuing, in no event more than once each calendar year), a report of a reputable insurance broker with respect to such insurance. Further, the Grantor shall, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5 hereof and use its best efforts to cause the respective insurers to acknowledge notice of such assignment.

            (b) Reimbursement under any liability insurance maintained by the Grantor may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any material loss involving damage to Equipment or Inventory when subsection (c) of this
      Section 8 is not applicable, any proceeds of insurance maintained by the Grantor pursuant to this Section 8 shall be paid to the Grantor and the Grantor shall use such proceeds to make the necessary repairs or replacements of such Equipment or Inventory or to purchase additional Equipment or Inventory or other property of equivalent value and constituting Collateral hereunder or under the other Collateral Documents.

            (c) Upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Agent, all insurance payments in respect of such Equipment and Inventory shall be paid to and applied by the Collateral Agent as specified in Section 18.

            (d) Prior to the expiration of each insurance policy with respect to the Equipment and Inventory, upon written request of the Collateral Agent, the

      Grantor shall furnish the Collateral Agent with evidence satisfactory to the Collateral Agent of the reissuance of a policy continuing insurance in force as required by this Agreement and at or prior to the date payment of the premium therefor is due, evidence satisfactory to the Collateral Agent of such payment. In the event the Grantor fails to provide, maintain, keep in force or deliver and furnish to the Collateral Agent the policies of insurance required by this Section 8, the Collateral Agent, upon thirty
      (30) days' prior written notice to the Grantor, may (but shall not be obligated to) procure such insurance or single interest insurance for such risks covering Secured Parties' interests, and the Grantor will pay all premiums thereon promptly upon demand by the Collateral Agent, together with interest thereon at 13.50% per annum, from the date of expenditure by the Collateral Agent until reimbursement by the Grantor.

            SECTION 9. SPECIAL COVENANTS WITH RESPECT TO PAYMENT RIGHTS AND RELATED CONTRACTS.

            (a) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its material records concerning the Payment Rights and Related Contracts, and all originals of all chattel paper that evidence Payment Rights, at the location therefor specified in Section 4 or at such other locations in a jurisdiction where all action that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Payment Rights and Related Contracts. The Grantor will hold and preserve such material records and chattel paper in accordance with Grantor's past practice and will permit representatives of the Collateral Agent at any time during normal business hours and upon reasonable notice to inspect and make abstracts from such records and chattel paper and the Grantor agrees to render to the Collateral Agent, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of the Collateral Agent, the Grantor shall deliver to, or make available for review by, the Collateral Agent complete and correct copies of each Related Contract.

            (b) The Grantor shall, for not less than three years from the date on which such Payment Rights arose, maintain substantially complete and accurate records with respect to the material Payment Rights in accordance with its customary practices as of the date hereof.

            (c) The Grantor shall duly fulfill all obligations on its part to be fulfilled under or in connection with the Payment Rights and the Related Contracts except to the extent that the failure to fulfill its obligations could not reasonably be expected to, either singly or in the aggregate, have a material adverse effect on the value or use of any material portion of the Collateral, and shall do nothing to materially impair the rights of the Collateral Agent with respect to any Payment Right or Related Contract.

            (d) Except as otherwise provided in this subsection (d) of this
      Section 9, the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Payment Rights and Related Contracts. In connection with such collections, the Grantor may take (and, if an Event of Default shall have occurred and be continuing, at the Collateral Agent's direction, shall take) such action as the Grantor (or, if an Event of Default shall have occurred and be continuing, the Collateral Agent) may deem necessary or advisable to enforce collection of the Payment Rights; provided, however, that the Collateral Agent shall have the right at any time, if an Event of Default shall have occurred and be continuing, and upon written notice to the Grantor of its intention to do so, to notify the account debtors or obligors under any Payment Rights of the assignment of such Payment Rights to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent, to notify each Person maintaining a lock box or similar arrangement to which account debtors or obligors under any Payment Rights have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lock box or other arrangement directly to the Collateral Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Payment Rights and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by the Grantor in respect of the Payment Rights and the Related Contracts shall be received in trust for the benefit of the Collateral Agent and the Secured Parties hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral in the Collateral Account and either (x) released to the Grantor so long as no Event of Default shall have occurred and be continuing or (y) if any Event of Default shall have occurred and be continuing, applied as provided by
      Section 18 hereof, and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Payment Right, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

            SECTION 10. DEPOSIT ACCOUNTS; COLLATERAL ACCOUNT.

            (a) Deposit Accounts. (i) Grantor shall (x) cause all cash proceeds of Receivables, all cash payments received in the ordinary course of Grantor's restaurant business and all other cash of Grantor to be deposited only into the Collection Account and the other accounts listed in Schedule I and (y) direct all depository institutions holding Pledged Deposits to cause all such Pledged Deposits to be transferred no less frequently than once each day to, and only to, the Collection Account, with the Collateral Agent or Agent having the right so to direct such depository institutions (which notice may be given by the Collateral Agent or the Agent at any time following the occurrence of an Event of Default, regardless of whether or not such Event of Default has been cured or waived). So long as no Event of Default shall have occurred and no notice shall have been given by the the Collateral Agent or the Agent, the Grantor shall be entitled to receive, retain and use any and all interest or other distributions paid in respect of the Pledged Deposits.

                  (ii) Upon the occurrence and during the continuance of an
            Event of Default and upon notice (as provided in clause (y) of the previous paragraph) having been given by the Collateral Agent or the Agent, (A) all interest or other distributions in respect of the Pledged Deposits shall be received in trust for the benefit of the Collateral Agent and the Secured Parties, and upon written notice from the Collateral Agent or from the Agent to Grantor shall be segregated from other funds of the Grantor and shall be forthwith paid over from the Collection Account to (x) prior to the full and final payment of all of the Secured Obligations under the New Credit Facility, the termination of all commitments to lend thereunder and the cancellation or expiration of all letters of credit issued, extended or renewed thereunder, the Agent as Collateral in the same form as so received (with any necessary endorsement) for deposit in the Grantor's account No. 546-11302 with the Agent or such other account as the Agent may specify in writing (the "Agent Account") and (y) upon the full and final payment of all of the Secured Obligations under the New Credit Facility, the termination of all commitments to lend thereunder and the cancellation or expiration of all letters of credit issued, extended or reversed thereunder, the Collateral Agent for deposit in the Collateral Account as Collateral in the same form as so received (with any necessary endorsement), and (B) the Requisite Party (as defined in the Intercreditor Agreement) may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from deposit accounts maintained with the Agent, the Collateral Agent, any Secured Party or any other person constituting part of the Collateral.

            (b) Collateral Account. (i) There is hereby established with the Collateral Agent the Collateral Account. The Collateral Account shall be under the sole and exclusive dominion and control of the Collateral Agent and the Grantor shall not have any rights with respect to the Collateral Account other than with respect to the receipt of proceeds of Collateral deposited therein upon the termination of this Agreement and the full and final payment of all of the Secured Obligations and the termination of all commitments to lend under the New Credit Facility and the cancellation or expiration of all letters of credit issued, extended or reversed thereunder. Without limiting the generality of the foregoing, Grantor shall not have any right of withdrawal or transfer from the Collateral Account.

                  (ii) Subject to the terms of the Intercreditor Agreement,
            there shall be deposited in the Collateral Account from time to time the cash proceeds (as defined in Section 9-306(1) of the UCC) of any of the Collateral (including insurance proceeds thereon and excluding amounts paid to the Agent Account pursuant to Section 10(a)) required to be delivered to the Collateral Agent pursuant hereto, under the Senior Note Indenture, the New Credit Facility or any other Security Document. All amounts and investments and other items credited to the Collateral Account from time to time shall constitute Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. So long as no Event of Default has occurred and is continuing, the Collateral Agent shall, upon five business days' prior written notice from the Grantor (which notice shall be accompanied by a certificate (in form and substance satisfactory to the Collateral Agent) executed by a senior officer of the Grantor as to the absence of any such Event of Default) release funds then credited to the Collateral Account to the Grantor. At any time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may in its discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified herein.

                  (iii) Subject to the terms of the Intercreditor Agreement, if an Event of Default shall not then have occurred and be continuing, substantially all amounts credited to the Collateral Account shall be invested from time to time by the Collateral Agent upon the direction of the Company in Cash Equivalents reasonably satisfactory to the Collateral Agent and in which the Collateral Agent shall have a first priority perfected security interest, which accounts, investments, instruments and securities shall be held in the name and be under the control of the Collateral Agent. If an Event of Default shall have occurred and be continuing, all amounts credited to the Collateral Account shall be invested by the Collateral Agent in such accounts (interest-bearing or otherwise), investments, instruments and securities as the Collateral Agent shall elect in its sole discretion. The Collateral Agent shall have no responsibility or liability for any losses in connection with any investment in connection with the Collateral Account, including, without limitation, losses incurred in connection with the liquidation of any such investments.

            SECTION 11. LICENSE OF TRADEMARKS AND TRADE NAMES. The Grantor hereby assigns, transfers and conveys to the Collateral Agent, effective upon the occurrence of, and during the continuance of, any Event of Default, the nonexclusive right and license to use all trademarks, trade names and copyrights owned or used by the Grantor that relate to the Collateral and any other collateral granted by the Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Collateral Agent to use, possess and realize on the Collateral and any successor or assignee to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of the Collateral Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Grantor. If (a) an Event of Default shall have occurred and, by reason of waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall be continuing, (c) an assignment to the Collateral Agent shall have been previously made pursuant to this Section 11, and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of the Grantor, the Collateral Agent shall promptly execute and deliver to the Grantor such assignments as may be necessary to reassign to the Grantor any rights, title and interests as may have been assigned pursuant to this Section 11, subject to any disposition thereof that may have been made by the Collateral Agent pursuant hereto; provided that, after giving effect to such reassignment, the Collateral Agent's security interest and conditional assignment granted pursuant to this
Section 11, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided, further, that the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to the Collateral Agent.

            SECTION 12. TRANSFERS AND OTHER LIENS. The Grantor shall not:

            (a) Except as permitted by each of the agreements governing the Underlying Debt secured hereby from time to time in effect (including without limitation the Senior Note Indenture and the New Credit Facility), sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

            (b) Except as permitted by each of the agreements governing the Underlying Debt secured hereby from time to time in effect (including without limitation the Senior Note Indenture and the New Credit Facility), create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any person or entity.

            In the event any Collateral is sold, transferred or otherwise disposed of in an Asset Sale or other transaction permitted by the Senior Note Indenture and the New Credit Facility (as long as both such agreements are in effect, otherwise by whichever agreement remains in effect), such Collateral shall, concurrently therewith, be automatically released from the lien and security interest under this Agreement and the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release; provided that arrangements satisfactory to the Collateral Agent have been made for delivery to the Collateral Agent of the amounts, if any, required to be paid to the Secured Parties out of the net proceeds of such disposition.

            SECTION 13. THE COLLATERAL AGENT. The Collateral Agent has been appointed as the Collateral Agent hereunder pursuant to the Intercreditor Agreement. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with the Intercreditor Agreement. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for in the Intercreditor Agreement for resignation and appointment of a successor Collateral Agent. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, the successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement and shall deliver any Collateral in its possession to the successor Collateral Agent. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

            SECTION 14. THE COLLATERAL AGENT APPOINTED Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's reasonable discretion to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable, subject to the terms and conditions of this Agreement, to accomplish the purposes of this Agreement, including, without limitation:

            (a) Subject to the last sentence of Section 8(d) hereof, and after consultation with the Grantor, to obtain and adjust insurance required to be maintained by the Grantor or paid to the Collateral Agent pursuant to
      Section 8 hereof;

            (b) Upon the occurrence of, and during the continuance of, an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (c) Upon the occurrence of, and during the continuance of, an Event of Default, to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above;

            (d) Upon the occurrence of, and during the continuance of, an Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

            (e) After consultation with the Grantor, to pay or discharge taxes (other than taxes not then required to be paid or discharged by any of the agreements governing the Underlying Debt secured hereby, from time to time in effect including without limitation the Senior Note Indenture and the New Credit Facility) or Liens (other than Permitted Liens), levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its reasonable discretion, and such payments made by the Collateral Agent to become obligations of the Grantor to the Collateral Agent, due and payable immediately without demand;

            (f) Upon the occurrence of, and during the continuance of, an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; and

            (g) Upon the occurrence of, and during the continuance of, an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

            SECTION 15. COLLATERAL AGENT MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Collateral Agent may, upon thirty days' prior written notice to the Grantor (unless otherwise expressly set forth in this Agreement or an Event of Default shall have occurred and be continuing, in which case, no such notice shall be required), itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor under Section 18 hereof.

            SECTION 16. THE COLLATERAL AGENT'S DUTIES AND LIABILITIES.

            (a) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equivalent to that which the Collateral Agent accords its own property.

            (b) The Collateral Agent shall not be liable to the Grantor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by the Collateral Agent of any right or remedy under this Agreement or (y) any other act of or failure to act by the Collateral Agent, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Collateral Agent constituting gross negligence or willful misconduct.

            (c) Except to the extent resulting from acts or omissions on the part of the Collateral Agent or its affiliates, directors, officers, employees, attorneys, or agents constituting gross negligence or willful misconduct, no claim may be made by the Grantor against the Collateral Agent or its affiliates, directors, officers, employees, attorneys or agents for any special, indirect, or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationship established by this Agreement, or any act, omission or event occurring in connection therewith; and the Grantor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

            SECTION 17. REMEDIES UPON DEFAULT; DECISIONS RELATING TO EXERCISE OF REMEDIES.

            (a) Events of Default. The occurrence of any "EVENT OF DEFAULT" as defined in any of the agreements governing the Underlying Debt secured hereby from time to time in effect (including without limitation the Senior Note Indenture and the New Credit Facility) shall constitute an Event of Default under this Agreement.

            (b) Remedies Upon an Event of Default. If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, (i) all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Applicable UCC") (whether or not the Applicable UCC applies to the affected Collateral), (ii) all of the rights and remedies provided for in this Agreement, the Senior Note Indenture, the New Credit Facility, and any other agreement between the Grantor and any Secured Party and (iii) such other rights and remedies as may be provided by law or otherwise (such rights and remedies of any Secured Party to be cumulative and non-exclusive). If an Event of Default shall have occurred and be continuing, the Collateral Agent also may (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate, (iv) take possession of the Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required at law, at least ten days' prior written notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            If an Event of Default shall have occurred and be continuing, the Collateral Agent may retain any of the Grantor's directors, officers and employees, in each case upon such terms as the Collateral Agent and any such person may agree, notwithstanding the provisions of any employment, confidentiality or non-disclosure agreement between any such person and the Grantor, and the Grantor hereby waives its rights under any such agreement and consents to each such retention.

            (c) Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Agreement to the contrary, as provided in the Intercreditor Agreement, the Collateral Agent shall exercise, or shall refrain from exercising any remedy provided for in Section 17(b) in accordance with the instructions of the Requisite Party (as defined in the Intercreditor Agreement) and the Secured Parties shall be bound by such instructions; and the sole rights of the Secured Parties under this Agreement shall be to be secured by the Collateral and to receive the payments provided for in Section 18 hereof.

            SECTION 18. APPLICATION OF PROCEEDS. All proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by the Collateral Agent against the Secured Obligations in the following order of priority:

            FIRST: To the payment of all costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith and all amounts for which the Collateral Agent is entitled to indemnification hereunder and all advances made by the Collateral Agent hereunder for the account of the Grantor and for the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with
      Section 19 hereof;

            SECOND: To the payment of the Secured Obligations as provided in
      Section 4 of the Intercreditor Agreement; and

            THIRD: After payment in full of the amounts specified in the preceding subparagraphs, to the payment to, or upon the order of, the Grantor, or whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

            SECTION 19. INDEMNITY AND EXPENSES.

            (a) The Grantor agrees to indemnify the Collateral Agent and each Secured Party and each of the officers, directors, agents, employees and affiliates of each of them (each an "INDEMNITEE") from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement). The foregoing indemnification shall apply whether or not such claims, losses or liabilities are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability, or are caused, in whole or in part, by any negligent act or omission of any Indemnitee; provided only that no Indemnitee shall be entitled to receive indemnification for that portion, if any, of any claims, losses or liabilities proximately cased by such Indemnitee's gross negligence or willful misconduct.

            (b) The Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

            (c) The obligations of Grantor in this Section 19 hereof shall survive termination of this Agreement and the discharge of Grantor's other obligations under this Agreement, the Senior Note Indenture, the New Credit Facility and other Collateral Documents.

            SECTION 20. CONTINUING SECURITY INTEREST; TERMINATION. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and termination of the Lenders' obligations to lend and extend credit under the New Credit Facility and the cancellation or expiration of all outstanding letters of credit, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and the successors, transferees and assigns of each. Without limiting the generality of the foregoing clause (c), any Secured Party may, subject to the provisions of the Senior Note Indenture and the New Credit

Facility , as applicable, assign or otherwise transfer any Senior Note or loan, or portion thereof, held by them, respectively, or any other obligations secured hereby and any agreements or instruments executed in connection therewith to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to that Secured Party herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations and termination of the Lenders' obligations to lend or extend credit under the New Credit Facility and the cancellation or expiration of all outstanding letters of credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantor, against receipt and without recourse to or warranty by Collateral Agent, such documents as the Grantor shall reasonably request to evidence such termination.

            SECTION 21. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent on its behalf and on behalf of the Secured Parties, assignments and pledges made and created hereunder, and all obligations of the Grantor, shall be absolute and unconditional, irrespective of:

            (a) Any lack of validity or enforceability of any of the Secured Obligations or any agreement or instrument relating thereto;

            (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of, or any consent to any departure from, any agreement or instrument relating to the Secured Obligations;

            (c) Any exchange, release, subordination or nonperfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or

            (d) Any other circumstance (including, but not limited to, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party grantor or a security interest.

            SECTION 22. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantor and the Collateral Agent on behalf of the Requisite Party (as defined in the Intercreditor Agreement), and then such waiver or consent shall be effective only in the specified instance and for the specific purpose for which given.

            SECTION 23. ADDRESSES FOR NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, upon receipt (in the case of telecopy or telex) or four business days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that any notice sent to the Collateral Agent shall not be effective until received. For purposes hereof, the addresses of the parties hereto (until notice of a change thereof) is delivered as provided in this Section 23 shall be as set forth under each party's name on the signature pages hereof.

            SECTION 24. CONSENT TO JURISDICTION AND SERVICE OF Process. All judicial proceedings brought against the Grantor with respect to this Agreement may be brought in any state or Federal court of competent jurisdiction sitting in New York, New York and by execution and delivery of this Agreement the Grantor accepts for itself and in connection with the Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgement rendered thereby in connection with this Agreement. The Grantor designates and appoints The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023 and such other Person as may be hereafter selected by the Grantor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any proceedings in any court sitting in New York, New York, such service being hereby acknowledged by the Grantor to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Grantor, at its address specified in Section 23 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by the Grantor refuses to accept service, the Grantor hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Collateral Agent to bring proceedings against the Grantor in the courts of any other jurisdiction.

            SECTION 25. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein, terms used in Article 9 of the Code are used herein as therein defined.

            SECTION 26. WAIVER OF JURY TRIAL. THE GRANTOR AND THE COLLATERAL AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED

UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Grantor and the Collateral Agent each acknowledge that this waiver is a material inducement for the Grantor and the Collateral Agent to enter into a business relationship, that the Grantor and the Collateral Agent have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. The Grantor and the Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

            SECTION 27. WAIVER. Except as otherwise expressly provided herein, the Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Agreement and any requirement that the Collateral Agent or any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Grantor or any other person or entity or any of the Collateral.

            SECTION 28. NO WAIVER. No failure on the part of the Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; and no single or partial exercise by the Collateral Agent of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative, and are not exclusive of any remedies provided by law.

            SECTION 29. MARSHALLING; PAYMENT SET ASIDE. The Collateral Agent shall not be under any obligation to marshal any assets in favor of the Grantor or any other party or against or in payment of any or all of the Secured Obligations. To the extent that the Grantor makes a payment or payments to the Collateral Agent or the Collateral Agent enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            SECTION 30. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

            SECTION 31. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

            SECTION 32. COUNTERPARTS. This Agreement, and any amendments, waivers, consents or supplements, may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same Agreement.

            IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              AMERICAN RESTAURANT GROUP, INC.,
                              a Delaware corporation


                              By: /s/ William J. McCaffrey Jr.
                                  --------------------------------------
                              Title: Vice President and
                                      Chief Financial Officer

                              NOTICE ADDRESS:

                              450 Newport Center Drive
                              Newport Beach, California  92660
                              Attention:  Chairman and Chief
                                            Executive Officer

                              With copies to:

                              Patrick J. Kelvie, Esq.
                              American Restaurant Group, Inc.
                              4410 El Camino Real, Suite 201
                              Los Altos, California  94022

                              U.S. TRUST COMPANY OF CALIFORNIA,
                              N.A., AS COLLATERAL AGENT



                              By:/s/
                                 ------------------------------------
                              Title: Authorized Officier
                                     --------------------------------


                              NOTICE ADDRESS:

                              515 South Flower St., Suite 2700
                              Los Angeles, California  90071
                              Attention:  Corporate Trust Department

                                   SCHEDULE I
                          TO COMPANY SECURITY AGREEMENT


Locations of Deposit Accounts:  Set forth on Annex A hereto.





Locations of Equipment and Inventory:

450 Newport Center Drive
Newport Beach, California 92660
(American Restaurant Group corporate offices)

                                    ANNEX A

CORPORATE

_____________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   MAIN CONCENTRATION
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4001-197235
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   OVERLAND SWEEP
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4417-800414
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   MONEY MARKET
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                6001-720937
                       ______________________________________________

_____________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   CREDIT CARD FUNDING
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4001-197201
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   ACCOUNTS PAYABLE
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4759-000334
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   PAYROLL - DATACCOUNT
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4759-011752
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   PAYROLL - PROBUSINESS
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4759-007925
                       ______________________________________________

_____________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   GENERAL AMERICAN
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4759-005267
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   VPA - CALIFORNIA
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4518-083969
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   VPA - O/S CALIFORNIA
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4518-064134
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   PAYROLL TAX FUNDING
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4600-084586
                       ______________________________________________

_____________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   SALES TAX FUNDING
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4518-053137
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   CRAWFORD FUNDING
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4518-081138
                       ______________________________________________
______________________________________________________________________
UNIT                   90900
                       ______________________________________________
                       ______________________________________________
NAME                   CORPORATE CHECKING
                       ______________________________________________
                       ______________________________________________
BANK                   WELLS FARGO BANK
                       ______________________________________________
                       ______________________________________________
ADDRESS                707 WILSHIRE BOULEVARD, 13TH FLOOR
                       ______________________________________________
                       ______________________________________________
CITY, STATE, ZIP       LOS ANGELES, CA 90017
                       ______________________________________________
                       ______________________________________________
TELEPHONE              (213) 614-3757
                       ______________________________________________
                       ______________________________________________
ACCOUNT                4643-067945
                       ______________________________________________
______________________________________________________________________

                                   SCHEDULE II
                          TO COMPANY SECURITY AGREEMENT


Address of offices where records regarding Payment Rights and Chattel Paper are maintained:

450 Newport Center Drive
6th Floor
Newport Beach, California  92660

997 Grandy's Lane
Lewisville, Texas  95067







Trade names and/or fictitious business names under which business is conducted:

                                     -None-

                                  SCHEDULE III
                          TO COMPANY SECURITY AGREEMENT

                              Filing Jurisdictions

American Restaurant Group, Inc.

      Secretary of the Department of Natural Resources, Alaska

      Secretary of State, Arizona

      Secretary of State, California

      Secretary of State, Colorado

      Secretary of State, Delaware

      Secretary of State, Florida

      Bureau of Conveyances, Hawaii

      Secretary of State, Idaho

      Secretary of State, Indiana

      Secretary of State, Kansas

      Secretary of State, Minnesota

      Secretary of State, Nevada

      Secretary of State, New Mexico

      County Clerk of Oklahoma County, Oklahoma

      Secretary of State, Oregon

      Secretary of State, Texas

      Secretary of State, Utah

      State Department of Licensing, Washington

                   Exhibit A - Form of Deposit Account Notice


                                    February __, 1998




[Name and Address of the Bank]



Attention:

                  Re:   American Restaurant Group, Inc.
                        $155,000,000 Senior Secured Notes


Ladies & Gentlemen:

            American Restaurant Group, Inc., a Delaware corporation (the "Corporation"), has entered into a Company Security Agreement with U.S. Trust Company of California, N.A. (the "Secured Party") for the benefit of certain parties, including BankBoston, N.A., as Agent, U.S. Trust Company of California, N.A., as Indenture Trustee, certain lenders and certain noteholders, dated as of February 25, 1998. You are hereby notified [pursuant to Section 9-302 of the Uniform Commercial Code as in effect in the State of California (California Commercial Code Section 9-302)] that the Corporation granted to the Secured Party for the benefit of certain parties, including BankBoston, N.A., as Agent, U.S. Trust Company of California, N.A., as Indenture Trustee, certain lenders and certain noteholders, a continuing lien on and security interest in all of the right, title and interest of the Corporation now or hereafter existing in, to and under the accounts listed on Exhibit A hereto (the "Accounts") and all monies and other funds, certificates, securities, other instruments, general intangibles, and other items, property and assets now or hereafter credited to or received or deposited in the Accounts from time to time, to secure the Secured Obligations (as defined in the Company Security Agreement).

            With respect to the Accounts, you are hereby instructed and by your signature below hereby agree as follows:

            We hereby irrevocably instruct you, and you hereby agree, that upon receiving notice (the "Notice") from the Secured Party or its agent, BankBoston, N.A. (the "Agent") substantially in the form attached hereto as Exhibit B: (i) the name of the holder of each Account listed in such notice will be changed to "U.S. Trust Company of

[Name and Address of the Bank]
[Date]


California, N.A." (or to the name of any designee of the Secured Party specified by the Secured Party or the Agent), (ii) the Agent and/or its designee will have exclusive access to and control over such Account, and neither we nor any of our affiliates will have any control of such Account or any access thereto, (iii) you will transfer monies on deposit in the Account, at any time, to Wells Fargo Bank, National Association with respect to account no. 4001-197235 or such other account the Agent and/or its designee may direct from time to time, and (iv) all services to be performed by you under this agreement will be performed by you as agent for and on behalf of the Secured Party and the Agent. We hereby agree that the Secured Party or the Agent may deliver such Notice at any time and from time to time. We agree, however, to continue to pay all fees and other assessments due to you at any time until the each applicable Account is closed.

            Copies of all correspondence, notices, account statements or other information which you are otherwise obligated to send to us (by law, agreement or otherwise) will be sent to the Secured Party at the following address:

            U.S. Trust Company of California, N.A.
            515 South Flower Street, Suite 2700
            Los Angeles, California  90071
            Attention:  Corporate Trust Department

            with a copy to the Agent at:

            Bank Boston, N.A.
            100 Federal Street
            Boston, MA   02110
            Attention:  Thomas F. Farley, Jr.
            Telecopy No:  (617) 434-5812

            You hereby acknowledge that, except pursuant to court order, monies or other property deposited in the Accounts will not be subject to deduction, setoff, banker's lien or any other lien, claim, encumbrance or right you may have against us or against the Corporation.

[Name and Address of the Bank]
[Date]


            This letter agreement and the rights and obligations of the parties hereunder will be governed by and construed and interpreted in accordance with the internal laws of the State of [_______].

            This letter agreement contains the entire agreement among the parties, and may not be altered, modified, terminated or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by all parties hereto of a written instrument so providing. In the event that any provision in this letter agreement is in conflict with, or inconsistent with, any provision of the Company Security Agreement or any agreement among you and the Corporation to which the Secured Party is not a party, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other party to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.

[Name and Address of the Bank]
[Date]


            Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

                                    Very truly yours,

                                    American Restaurant Group, Inc.


                                    By__________________________________

                                    Name:_______________________________
                                    Title:______________________________



                                    U.S. Trust Company of California, N.A.


                                    By__________________________________

                                    Name:_______________________________
                                    Title:______________________________

[Name and Address of the Bank]
[Date]


Acknowledged, consented and
agreed to

[the Bank]


By__________________________________
Name:_______________________________
Title:______________________________

                                    Exhibit A

                                  The Accounts

Account Number                      Account Name
--------------                      ------------


                                    EXHIBIT B
                            Form of Notice of Control
                          [from Secured Party or Agent]

                                                               ___________, 19__

[Name and Address of Bank]
______________________________
______________________________
______________________________


            Re:   American Restaurant Group $155,000,000 Senior Secured
                  Notes

Ladies and Gentlemen:

            We hereby notify you that we are exercising our rights pursuant to that certain letter agreement among [insert name of debtor], you and us, dated February 25, 1998 (the "Agreement") a copy of which is attached to have the name of, and to have exclusive ownership and control of, account number (the "Account") maintained with you, transferred to us. The Account will henceforth be a zero-balance account, and funds deposited in the Account should be sent at the end of each day to . You are hereby instructed to send a copy of this letter to [insert name of Corporation] at the address and in the manner provided in the Agreement.

            We appreciate your cooperation in this matter.

                                    Very truly yours,

                                    [the Secured Party]/[Agent]

                                    By__________________________________

                                    Name:_______________________________
                                    Title:______________________________


cc:  American Restaurant Group, Inc.